EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stanley Shuster, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Grand Havana Enterprises, Inc. on Form 10-QSB for the fiscal quarter ended June 26, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Grand Havana Enterprises, Inc.

By:	/s/ Stanley Shuster
Name: Stanley Shuster
Its: Chief Executive Officer and Chief Financial Officer